Exhibit 99.2

UHOS Q4 2011 Earnings Teleconference March 14, 2012

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, and other filings with the SEC, which can be accessed at www.UHS.com under “Financials.” This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. Forward Looking Statements 2

3 Current Market Conditions Growth in asset management, patient handling, wound care, and surgical services offset headwinds noted below Headwinds: Economy Hospital census & expense control Weak hospital admissions Health Care Reform uncertainties Bottom Line: UHS continues to drive growth despite the messy economic conditions! Q4 Adj. EBITDA Growth +6.8% Including the Surgical Services acquisitions during the year Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations

Overall Strategy Is To Take Advantage of Our Nationwide Footprint In Providing Solutions To Healthcare Providers >80 offices serving >8,700 Customers No direct Medicare / Medicaid reimbursement risk Medical Equipment Fleet of >0.6 million Units Owned or Managed Solutions 4 distirct office district office and center of execellence COST EFFICIENCY PATIENT OUTCOMES

Example: Surgical Services Acquisitions In Jan-2012, we made the 3rd surgical services acquisition for ~$17 million The Surgical Laser Solutions acquisition expanded our focus into the southeast and meaningfully filled in our nationwide footprint Key growth drivers: Taking advantage of our extensive provider, IDN and GPO relationships 5

Meaningful Diversification of Our Product Mix Since 2004 While Peak Need has gravitated from 65% to 33% of total revenues, we have developed four $50+ growth engines Biomed360 Surgical Services Patient Handling & Wound Care Asset360 6 Revenue Mix 2004 2005 2006 2007 2008 2009 2010 2011 Other Peak Need

Medium Term Outlook Asset360™, BioMed360™, Patient Handling & Wound Care Penetration of surgical services PRI was West Coast and East Coast focused UHS has a national footprint in place Traditional Peak Need Rental remains challenging due to admissions and cost containment efforts at hospitals 7 Will continue to spend on clinical, sales and support resources to fully take advantage of these opportunities. 2012 will have $8 million higher growth platform spending than 2009 Upside leverage as hospital volumes improve

Financial Review 4th Quarter 2011 8

Refer to Appendix for reconciliation of Gross Margin Pre-ASC 805 to Gross Margin & Historical Depreciation to Depreciation Medical Equipment Outsourcing RENTAL OF UHS-OWNED EQUIPMENT Supplemental (short-term) Long-Term Bariatrics: Suite of specialty equipment for obese patients Surgery: Suite of minimally invasive lasers RENTAL OF MANUFACTURER-OWNED EQUIPMENT ASSET360TM EQUIPMENT MANAGEMENT PROGRAM On-site management to drive better equipment utilization (UHS people, technology & processes) Trend Analysis 2011 includes Revenues, Cash Gross Margin and Gross Margin from surgical services. Refer to the appendix for the consolidating reconciliations Otherwise, momentum in our growth areas of Asset360™, Patient Handling, and Wound Therapy partially offset continued weak Peak Need Rental caused by ongoing weak hospital admissions and acuity levels 9 $ in Millions 4th Quarter December YTD 2010 2011 % Chg 2010 2011 % Chg Revenues $65.1 $76.9 18.1% $250.5 $291.8 16.5% Cash Gross Margin Pre ASC 805 43.0 47.1 9.6% 164.1 182.9 11.5% % of Revenue 66.1% 61.2% 65.5% 62.7% Historical Depreciation (16.0) (17.6) (61.9) (67.9) Gross Margin Pre ASC 805 $27.0 $29.5 9.3% $102.2 $115.0 12.5% % of Revenue 41.5% 38.4% 40.8% 39.4%

 Technical and Professional Services TECHNICAL SERVICES Maintain & Repair Customer owned Equipment: Non-resident, response based/ scheduled Biomedical Services Manufacturer Services BIOMED360TM EQUIPMENT MAINTENANCE PROGRAM (Formerly CHAMP) Customizable on-site biomedical services program Refer to Appendix for reconciliation of Gross Margin Pre-ASC 805 to Gross Margin & Historical Depreciation to Depreciation 10 Trend Analysis The signing of a large BioMed360™ account in 3Q is accelerating revenues, albeit with lower margins vs. historical margins $ in Millions 4th Quarter December YTD 2010 2011 % Chg 2010 2011 % Chg Revenues $10.9 $18.0 65.1% $44.4 $54.1 21.7% Cash Gross Margin Pre ASC 805 3.4 4.2 23.5% 13.1 13.9 6.1% % of Revenue 30.6% 23.4% 29.5% 25.8% Historical Depreciation (0.2) (0.1) (0.4) (0.4) Gross Margin Pre ASC 805 $3.2 $4.1 28.1% $12.7 $13.5 6.3% % of Revenue 29.8% 22.8% 28.7% 25.1%

 Medical Equipment Sales and Remarketing ASSET RECOVERY & EQUIPMENT BROKERAGE NEW EQUIPMENT SALES DISPOSABLE SALES 11 Refer to Appendix for reconciliation of Gross Margin Pre-ASC 805 to Gross Margin & Historical Depreciation to Depreciation Trend Analysis Results in this segment will fluctuate based on equipment availability, transactional size and the transactional nature of the business $ in Millions 4th Quarter December YTD 2010 2011 % Chg 2010 2011 % Chg Revenues $8.7 $7.2 -17.2% $22.5 $25.2 11.7% Cash Gross Margin Pre ASC 805 3.2 1.7 -46.9% 6.7 5.8 -13.4% % of Revenue 37.1% 23.3% 29.6% 23.1% Historical Depreciation - (0.1) (0.3) (0.3) Gross Margin Pre ASC 805 $3.2 $1.6 -50.0% $6.4 $5.5 -14.1% % of Revenue 36.5% 22.2% 28.5% 21.8%

Selected Financial Data * Refer to Appendix for Proforma calculation Refer to Appendix for reconciliation of Cash SG&A to SG&A, Gross Margin Pre-ASC 805 to Gross Margin, Historical Depreciation to Depreciation, Adjusted EBITDA to Cash Flows from Operations, and Accrual CAPEX to investing cash flows. 12 $ in Millions 4th Quarter December YTD 2010 2011 % Chg 2010 2011 % Chg Consolidated Revenues $84.7 $102.1 20.5% $317.4 $371.0 16.9% Cash Gross Margin Pre-ASC 805 $49.6 $53.0 6.9% $183.9 $202.6 10.2% % of Revenues 58.6% 51.9% 57.9% 54.6% Historical Depreciation (16.2) (17.8) (62.6) (68.6) Gross Margin Pre-ASC 805 $33.4 $35.2 5.4% $121.3 $134.0 10.5% % of Revenues 39.4% 34.5% 38.2% 36.1% Adjusted Cash SG&A $17.1 $18.1 5.8% $62.2 $68.8 10.6% % of Revenues 20.2% 17.7% 19.6% 18.5% Non Controlling Interest $- $0.2 $- $- $0.4 0.0% % of Revenues 0.0% 0.2% 0.0% 0.0% 0.1% Adjusted EBITDA Actual $32.5 $34.7 6.8% $121.6 $133.4 9.7% Proforma Adjustment $3.4 Proforma EBITDA $136.8 * % of Revenues 38.4% 34.0% 38.3% 36.9%

Additional Commitment = ~ $5 $195 Bank Line (as of December 31st) Available Liquidity = ~ $171 Used = ~ $19 Liquidity Profile Remains Solid ($ millions) Borrowing Base = $190 Excludes capital lease maturities 13 Debt Maturities $- $100 $200 $300 $400 $500 $600 $700 2010 2011 2012 2013 2014 2015 $195 Revolver

Leverage Trend 14 Refer to Appendix for reconciliation of Adjusted EBIDTA to Cash Flow from Operations Note that our calculations include accrued interest for conservatism * Refer to Appendix for the Proforma calculation Total Net Debt and Accrued Interest / LTM Adjusted EBITDA 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Recap Recap Equity Payout UHS Debt Structure ($ in millions) 12/31/2010 12/31/2011 Floating Rate Notes $230.0 $230.0 PIK Toggle Notes 230.0 405.0 Unamortized Bond Premium - 3.4 Bank Line 52.9 14.5 Consolidated Capital Leases 12.1 18.2 Total Debt $525.0 $671.1 Less: Cash 12/31/11 - (1.2) Add: Accrued Interest 3.6 4.9 Net Debt $528.6 $674.8 Consolidated LTM Adj EBITDA $121.6 $136.8 * Leverage 4.3 4.9

2010 2011 2012 E Adjusted EBITDA $121.6 Actual: $133.4 Proforma: $136.8* Mid $130’s Accrual CAPEX $85 $80 Low $70’s Year-end Leverage 4.3x 4.9x* ~ 5.0x Street Guidance for 2012 ($ in Millions) * Refer to later slide for Proforma calculations 15

Outlook: UHS Expects Another Stable Year in 2012 Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations $175 million Notes Issuance in June ensures adequate liquidity for growth 16 $140,000 $120,000 $100,000 $80,000 $60,000 $40,000 $20,000 $- 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 E Adjusted EBITDA (000’s)

Consolidating Reconciliations EBITDA Reconciliation: 2010 & 2011 EBITDA Reconciliation: 1998 –2011 Selected Reconciliations Gross Margin Pre-ASC 805 to Gross Margin Depreciation and Amortization Reconciliation Other Reconciliations Appendix 17

Consolidating Reconciliations 18 $ in Millions Consolidated Q4 2011 Consolidated YTD 2011 Surgical Surgical Actual: UHS Services Total UHS Services Total Cash Gross Margin $49.1 $3.9 $53.0 $190.7 $11.9 $202.6 Depreciation - Historical (17.0) (0.8) (17.8) (66.7) (1.9) (68.6) Gross Margin Pre ASC 805 32.1 3.1 35.2 124.0 10.0 134.0 Adj Cash SGA 17.0 1.1 18.1 65.1 3.7 68.8 Non Controlling Interest in LLC's - 0.2 0.2 - 0.4 0.4 EBITDA per GAAP 30.2 2.1 32.3 114.8 6.1 120.9 Option Expense 1.0 - 1.0 4.3 - 4.3 Other ASC 805 Impact - - - 0.9 - 0.9 Board and Strategic Expenses 0.9 0.5 1.4 5.6 1.7 7.3 Adjusted EBITDA $32.1 $2.6 $34.7 125.6 7.8 133.4 Emergent acquisition purchased on 4/1/2011 2.0 2.0 * Surgical laser services acquisition purchased on 10/1/11 0.7 0.7 ** Rental equipment acquisition purchased on 6/1/2011 0.7 0.7 *** Proforma Adjusted EBITDA $126.3 $10.5 $136.8 * Proforma adjustments include the 3 months prior to the 4/1 acquisition ** Proforma adjustments include the 9 months prior to the 10/1 acquisition *** Proforma adjustments include the 5 months prior to the 6/1 acquisition

# EBITDA Reconciliation

UHS
Universal | Hospital | Services™

**Adjusted EBITDA Reconciliation.** Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA"), before management, board and strategic fees, stock option expense, ASC 805 impact, loss on extinguishment of debt, transaction and related costs and other. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company's ability to service debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals ("GAAP") and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management's discretionary use. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below.

| *$ in Millions* | 4th Quarter | | December YTD | |
|---|---|---|---|---|
| | 2010 | 2011 | 2010 | 2011 |
| Net Cash provided by Operating Activities | $ 7.5 | $ 1.6 | $ 76.2 | $ 57.7 |
| Changes in Operating Assets and Liabilities | 14.2 | 11.4 | (2.1) | 0.6 |
| Other and Non-Cash Expenses | (7.7) | 6.1 | (11.5) | 17.3 |
| Income Tax Expense | 3.9 | (2.2) | 1.7 | (9.7) |
| Interest Expense | 11.4 | 15.4 | 46.5 | 55.0 |
| **EBITDA** | 29.3 | 32.3 | 110.8 | 120.9 |
| Management, Board & Strategic Fees | 0.6 | 1.4 | 2.4 | 7.3 |
| Stock Option Expense | 2.2 | 1.0 | 7.3 | 4.3 |
| ASC 805 Impact | 0.4 | - | 1.1 | 0.9 |
| **Adjusted EBITDA** | $ 32.5 | $ 34.7 | $ 121.6 | 133.4 |
| Emergent LTM proforma EBITDA 3 mos | | | | 2.0 |
| Surgical laser services proforma EBITDA 9 mos | | | | 0.7 |
| Rental equipment acquisition LTM Proforma EBITDA 5 mos | | | | 0.7 |
| **Proforma Adjusted EBITDA** | | | | $ 136.8 |

19

# EBITDA Reconciliation: 1998 – LTM 2011

UHS
Universal | Hospital | Services™

| *$ in Millions* | 1998 | 1999 | 2000 | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Net Cash provided by Operating Activities** | $ 9.7 | $ 15.2 | $ 28.2 | $ 31.7 | $ 40.2 | $ 16.0 | $ 38.0 | $ 44.0 | $ 48.9 | $ 29.8 | $ 56.2 | $ 56.0 | $ 76.2 | $ 57.7 |
| **Changes in Operating Assets and Liabilities** | 1.4 | 3.7 | (3.5) | 0.4 | 4.1 | 7.9 | 2.2 | 2.3 | 0.7 | 6.7 | 3.6 | 6.2 | (2.1) | 0.6 |
| **Other and Non-Cash Expenses** | 0.9 | 0.7 | (2.3) | (3.7) | (11.7) | (7.9) | (3.4) | (3.3) | (4.1) | (28.5) | 6.5 | 6.3 | (11.5) | 17.3 |
| **Income Tax Expense** | (1.1) | (1.7) | 0.1 | 0.1 | 0.1 | 0.3 | 1.2 | 0.8 | 0.6 | (9.7) | (15.4) | (11.5) | 1.7 | (9.7) |
| **Interest Expense** | 11.2 | 18.0 | 20.7 | 19.6 | 18.1 | 20.2 | 30.5 | 31.1 | 31.6 | 40.2 | 46.9 | 46.5 | 46.5 | 55.0 |
| **EBITDA** | 22.1 | 35.9 | 43.2 | 48.1 | 50.8 | 36.5 | 68.5 | 75.0 | 77.7 | 38.5 | 97.8 | 103.5 | 110.8 | 120.9 |
| **Recapitalization, company sale, stock compensation and severence expenses** | 5.1 | - | - | 1.6 | 10.1 | 14.4 | - | - | - | 27.2 | - | - | - | - |
| **Terminated IPO Expenses** | - | - | - | 1.2 | - | - | - | - | - | - | - | - | - | - |
| **Loss on extinguishment of debt** | - | - | - | - | - | 13.3 | - | - | - | 23.4 | - | - | - | - |
| **Financing and Reorganization Charges** | $ 5.1 | $ - | $ - | $ 2.8 | $ 10.1 | $ 27.7 | $ - | $ - | $ - | $ 50.6 | $ - | $ - | $ - | $ - |
| **Management, Board & Strategic Fees** | - | - | 0.3 | 0.4 | 0.3 | 0.3 | 0.7 | 0.8 | 1.6 | 1.0 | 1.3 | 1.3 | 2.4 | 7.3 |
| **Other** | 2.9 | - | - | - | - | - | - | - | - | (0.7) | 0.1 | - | - | - |
| **Stock Option Expense** | - | - | - | - | - | - | - | - | 1.7 | 3.7 | 2.5 | 1.3 | 7.3 | 4.3 |
| **ASC 805 Impact** | - | - | - | - | - | - | - | - | - | 2.4 | 2.3 | 2.0 | 1.1 | 0.9 |
| **Adjusted EBITDA** | 30.1 | 35.9 | 43.5 | 51.3 | 61.2 | 64.5 | 69.2 | 75.8 | 80.9 | 95.5 | 104.0 | 108.1 | 121.6 | 133.4 |
| **Surgical Services LTM proforma EBITDA** | | | | | | | | | | | | | | 2.7 |
| **Rental equipment acquisition LTM proforma EBITDA** | | | | | | | | | | | | | | 0.7 |
| **Proforma Adjusted EBITDA** | | | | | | | | | | | | | | $ 136.8 |
| **Total Revenue** | $ 69.4 | $ 92.2 | $106.0 | $125.6 | $153.8 | $171.0 | $199.6 | $215.9 | $225.1 | $264.0 | $289.1 | $297.2 | $317.4 | $ 371.0 |
| **Total Debt & Accrued Int, Less Cash & Investments** | $153.8 | $192.4 | $199.0 | $209.2 | $205.8 | $276.7 | $301.9 | $305.0 | $315.0 | $501.1 | $521.7 | $522.3 | $528.6 | **$ 674.8** |
| **Leverage (Total Net Debt & Accrued Interest Less Cash & Investments/ LTM adj EBITDA)** | 5.1 | 5.4 | 4.6 | 4.1 | 3.4 | 4.3 | 4.4 | 4.0 | 3.9 | 5.2 | 5.0 | 4.8 | 4.3 | **4.9** |

20

Selected Reconciliations 21 $ in Millions 4th Quarter December YTD 2010 2011 2010 2011 Gross Margin ASC 805 Impact Depreciation $2.5 $0.1 $12.1 $4.6 Other - - 0.8 0.2 Fixed Asset Disposals 0.1 - 0.6 - Total Gross Margin ASC 805 Impact $2.6 $0.1 $13.5 $4.8 SG&A per GAAP to Cash SG&A SG&A per GAAP $24.2 $29.6 $89.3 $104.4 Stock Option Expense (2.2) (1.0) (7.3) (4.3) Historical Depreciation & Amortization (0.9) (1.2) (3.3) (3.9) ASC 805 Depreciation & Amortization (3.4) (7.9) (13.9) (19.4) Other ASC 805 Impact - - (0.2) (0.7) Management, Board, & Strategic Fees (0.6) (1.4) (2.4) (7.3) Adjusted Cash SG&A $17.1 $18.1 $62.2 $68.8

Selected Reconciliations: Gross Margin Pre-ASC 805 to Gross Margin 22 $ in Millions 4th Quarter December YTD 2010 2011 2010 2011 Medical Equipment Outsourcing Gross Margin Pre-ASC 805 $27.0 $29.5 $102.2 $115.0 ASC 805 Outsourcing Depreciation 2.5 0.1 12.1 4.6 Other ASC 805 Items 0.3 - 0.6 0.2 Gross Margin per GAAP $24.2 $29.4 $89.5 $110.2 Technical & Professional Services Gross Margin Pre-ASC 805 $3.2 $4.1 $12.7 $13.5 Gross Margin per GAAP $3.2 $4.1 $12.7 $13.5 Medical Equipment Sales & Remarketing Gross Margin Pre-ASC 805 $3.2 $1.6 $6.4 $5.5 Other ASC 805 Items - - 0.2 - Gross Margin per GAAP $3.2 $1.6 $6.2 $5.5 Total Gross Margin Pre-ASC 805 $33.4 $35.2 $121.3 $134.0 Total ASC 805 Depreciation 2.5 0.1 12.1 4.6 Total Other ASC 805 Items 0.3 - 0.8 0.2 Total Gross Margin per GAAP $30.6 $35.1 $108.4 $129.2

Depreciation & Amortization Reconciliations 23 $ in Millions 4th Quarter December YTD 2010 2011 2010 2011 Historical Outsourcing Depreciation $16.0 $17.6 $61.9 $67.9 ASC 805 Outsourcing Depreciation 2.5 0.1 12.1 4.6 Total Outsourcing Depreciation 18.5 17.7 74.0 72.5 Historical Technical & Professional Services Depreciation 0.2 0.1 0.4 0.4 Total Technical & Professional Services Depreciation 0.2 0.1 0.4 0.4 Historical Sales & Remarketing Depreciation - 0.1 0.3 0.3 Total Sales & Remarketing Depreciation - 0.1 0.3 0.3 Historical Gross Margin Depreciation 16.2 17.8 62.6 68.6 Gross Margin ASC 805 Depreciation 2.5 0.1 12.1 4.6 Total Gross Margin Depreciation 18.7 17.9 74.7 73.2 Historical Selling, General, and Admin Depreciation 0.9 1.2 3.3 3.9 ASC 805 Selling, General, and Admin Depreciation - - 0.2 - Total Selling, General, and Admin Depreciation 0.9 1.2 3.5 3.9 Total ASC 805 Selling, General, and Admin Amortization 3.4 7.9 13.7 19.4 Total Depreciation and Amortization $23.0 $27.0 $91.9 $96.5

Other Reconciliations * Net of $1.5 cash received and excludes the assumption of $4.8 in capital leases and $2.0 of transaction costs. 24 ACCRUAL CAPEX RECONCILIATION $ in Millions 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Cash used in Investing Activities $31.5 $41.5 $39.0 $36.8 $65.2 $40.6 $51.7 $418.9 $71.4 $50.6 $74.2 $153.2 - Acquisitions - (7.8) - (1.9) (15.1) (1.1) - (349.7) - - - (70.0) - / + Other 0.1 (0.3) (0.2) (0.2) - - - 1.4 - 1.5 3.3 - - ME in A/P prior period (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) (5.8) (7.4) (9.0) (5.7) (4.7) (11.8) + ME in A/P current period 3.0 5.9 6.0 10.5 3.8 5.8 7.4 9.0 5.7 4.7 11.8 8.8 Accrual CAPEX $31.6 $36.3 $38.9 $39.2 $43.4 $41.5 $53.3 $72.2 $68.1 $51.1 $84.6 $80.2 ACQUISITIONS Certain Intellamed Assets $- $- $- $- $- $- $- $(14.6) $- $- $- $- UHS by Parent - - - - - - - (335.1) - - - - Emergent, net of cash received - - - - - - - - - - - (58.5) * Other - (7.8) - (1.9) (15.1) (1.1) - - - - - (11.5) Total Acquisitions $- $(7.8) $- $(1.9) $(15.1) $(1.1) $- $(349.7) $- $- $- $(70.0)